Fourth Quarter 2018 Earnings Call January 25, 2019 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the Bank” and “our Bank” that appear in this presentation refer to CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets, tangible common equity to tangible assets and adjusted shares outstanding at the end of the period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CSTR’s business, and (iii) allow investors to evaluate CSTR’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimers

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire”, “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “ roadmap,” “goal,” “target,” “guidance”, “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: The acceptance by customers of Athens of the Company’s products and services; the ability of the Company to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Athens merger; the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Athens merger will not be realized or will not be realized as expected; the possibility that the Athens merger integration may be more expensive or take more time to complete than anticipated; the opportunities to enhance market share in certain markets and market acceptance of the Company generally in new markets; economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; an increase in the cost of deposits, loss of deposits or a change in the deposit mix, which could increase our cost of funding; an increase in the costs of capital, which could negatively affect our ability to borrow funds, successfully raise additional capital or participate in strategic acquisition opportunities; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserve; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the impact of the Tax Cuts and Job Act of 2017 on the Company and its financial performance and results of operations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Fully Diluted GAAP EPS of ($0.04). Operating EPS(1) of $0.33 which is a 18% increase vs. 4Q17 of $0.28. Excluding Athens loans, Legacy CapStar EOP Loans increased 13.9% from 4Q17. Operating ROAA(1) of 1.27% vs. 1.09% for 4Q17. Current Criticized and Classified loans are at a low level. Closed the Athens acquisition on October 1, 2018. On track with synergies and TBV/share earnback less than 4 years. Fourth Quarter 2018 Highlights Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation using a blended statutory income tax rate of 26.14% excluding deductible one-time merger related items.

Fully Diluted GAAP EPS of ($0.04). Operating Fully Diluted EPS(1) of $0.33 an 18% increase over prior year. Operating Return on Average Assets(1) of 1.27% an 0.18% increase over prior year. Deposit costs decreased 10 bps from the prior quarter to 1.12% reflecting the lower deposit costs with Athens. Expansion of our net interest margin of 54 bps from the prior quarter to 3.89%. Improved operating efficiency ratio to 61.83%. 4Q18 Highlights Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation using a blended statutory income tax rate of 26.14% excluding deductible one-time merger related items. Calculated on a tax equivalent basis. U.S Small Business Administration Lender Ranking Report at December 31, 2018. Key Financial Highlights Financial Results   Q4-18 Q4-17   GAAP Non-GAAP Non-GAAP   Operating (1) Operating (1)         Fully Diluted EPS ($0.04) $0.33 $0.28 ROAA (0.14%) 1.27% 1.09% ROATE (1.40%) 12.36% 10.25% Efficiency Ratio 98.88% 61.83% 65.63% Net Interest Margin 3.89% 3.89% 3.30%

Loan Growth Excluding Athens loans, EOP Loans increased 13.9% from 4Q17. Athens added $349MM in loans on day 1 and provides further granularity and diversification to our loan portfolio. Athens portfolio has an average loan size of $106K.       Q4-18 Change Vs. Q3-18 Change Vs. Q4-17 $ in millions $ $ % $ % Balance Sheet (EOP Balances) Commercial and Industrial $ 405 $ 6 1% $ 31 8% Commercial Real Estate 550 146 36% 200 57% Consumer Real Estate 254 141 124% 151 147% Construction and Land Development 175 45 35% 92 112% Consumer 26 17 210% 19 273% Other 21 1 7% (11) -34% Total Loans HFI $ 1,430 $ 356 33% $ 482 51%

Credit Quality The current reserve of $12.1MM plus the $5.2MM fair value mark on acquired loans would equate to a 1.21% reserve/loans. The reserve is directionally aligned with the improvement in credit quality and attributes of our criticized and classified loans. Current NPAs/Loans + OREO are at a low level.

Loan Yields The loan yield for the quarter was 5.49% and up 49bps from Q3. The yield on new loan production in 4Q was 5.74%. 57% of loan portfolio is variable rate and overall balance sheet remains asset sensitive. Loan Yield Rollforward Q3-18 (Avg) 5.00% New Loan Production 0.02% Repricing of Variable Rate Loans 0.08% Loan Volume/Mix/Athens 0.17% Increase in Loan Fees 0.06% Purchase Accounting 0.12% Loan Returning to Accrual 0.04% Q4-18 (Avg) 5.49% 57% Variable 43% Fixed

Deposit Growth and Costs Excluding Athens deposits, EOP Deposits grew 4.1% from 4Q17. Athens added $404MM in deposits on day 1 and provides CSTR with a low cost, sticky deposit base. Deposit costs decreased 10 bps to 1.12% reflecting lower deposit costs in the Athens deposit base. 46% of all deposits are in a checking account (DDA and NOW). Fed Funds 0.75% Fed Funds 1.25% Fed Funds 1.00% Fed Funds 1.50% Fed Funds 1.75% Fed Funds 2.00% Fed Funds 2.25%       Q4-18 Change Vs. Q3-18 Change Vs. Q4-17 $ in millions $ $ % $ % Balance Sheet (EOP Balances) Non-Interest Bearing $ 290 $ 50 21% $ (12) -4% Interest Checking (NOW) 435 128 42% 160 58% Savings & Money Market 497 120 32% 130 35% Time Deposit's under $100K 84 45 117% 47 128% Time Deposit's over $100K 265 101 62% 125 90% Deposits $ 1,570 $ 444 39% $ 450 40%

Net Interest Margin(1) Our NIM was 3.89% and increased 54 bps due to: Addition of Athens balance sheet, increase in loan volumes and pricing with rate increases contributed 27 bps. Increase of 4 bps in loan fees (C&I and CRE). Lower deposit costs from Athens deposits base contributed 9 bps. EOP loan to deposit ratio at 94.5% (incl HFS). Net Interest Margin     3Q-18 (Avg) 3.35% Loan Volumes/Pricing/Athens 0.27% Increase in Loan Fees 0.04% Purchase Accounting Impact 0.09% Decrease in Deposit Costs 0.09% Investment & Cash Mix 0.05% 4Q-18 (Avg) 3.89% Calculated on a tax equivalent basis

Non-Interest Income Treasury Management and Deposit Service Charges increase in the 4th quarter reflects impact of Athens consumer service charges on deposits. Mortgage loan volumes and fees decreased from the third quarter. Excluding BOLI proceeds of $2.0MM, Non-interest income/Average Assets was 0.90%.   Three Months Ended (Dollars in thousands) December 31, September 30, June 30, March 31, December 31, 2018 2018 2018 2018 2017 Non-Interest Income  Treasury Management and Other Deposit Service Charges $ 793 $ 528 $ 427 $ 402 $ 419 Net Gain (Loss) on Sale of Securities 1 (1) 3 0 (108) Tri-Net Fees 276 374 325 528 254 Mortgage Banking Income 1,324 1,634 1,383 1,313 1,621 Other 3,993 683 627 845 550 Total Non-Interest Income $ 6,387 $ 3,218 $ 2,765 $ 3,088 $ 2,736 Average Assets 1,940,991 1,421,873 1,396,359 1,351,129 1,329,621 Non-Interest Income / Average Assets 1.31% 0.90% 0.79% 0.93% 0.82%    Non-interest Income at 1.31% of Average Assets with impact of Athens merger and BOLI proceeds.

Non-Interest Expense

The partnership with Athens allows us to leverage our expense base: Operating Efficiency Ratio of 61.8%

	Three Months Ended				
(Dollars in thousands)	December 31, 2018	September 30, 2018	June 31, 2018	March 31, 2018	December 31, 2017
Non-Interest Expense					
Salaries and Employee Benefits	$ 9,475	$ 6,514	$ 6,340	$ 6,257	$ 5,411
Data Processing & Software	1,424	803	810	798	746
Professional Fees	534	255	344	474	473
Occupancy	736	544	535	521	507
Equipment	810	520	602	539	467
Regulatory Fees	364	228	233	203	234
Merger-Related Charges	8,929	540	335	-	-
Other	1,560	666	806	788	861
Total Non-Interest Expense	$ 23,832	$ 10,070	$ 10,005	$ 9,580	$ 8,699
Efficiency Ratio	*98.9%*	*68.2%*	*69.7%*	*68.8%*	*65.6%*
Average Assets	*$ 1,940,991*	*$ 1,421,873*	*$ 1,396,359*	*$ 1,351,129*	*$ 1,329,621*
Non-Interest Expense / Average Assets	*4.87%*	*2.81%*	*2.87%*	*2.88%*	*2.60%*
FTE	*286*	*185*	*183*	*182*	*175*
Operating Non-Interest Expense(1)	$ 14,904	$ 9,530	$ 9,671	$ 9,580	$ 8,699
Operating Efficiency Ratio(1)	61.8%	64.6%	67.4%	68.8%	65.6%
Operating Non-Interest Expense/ Average Assets(1)	3.05%	2.66%	2.78%	2.88%	2.60%

(1) Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a blended statutory income tax rate of 26.14% excluding one-time merger-related items. See the Appendix to this presentation for reconciliation and discussion of Non-GAAP metrics.

CAPSTAR FINANCIAL HOLDINGS, INC.

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CapStar continues to move forward with the integration of Athens Key Milestones June 11, 2018 – Announcement of transaction August 29, 2018 – Shareholder approvals obtained September 12, 2018 – Regulatory approvals obtained October 1, 2018 – Merger closed 2Q19 – Core operating systems conversion scheduled 3Q19 – Expected Synergies realized Athens Merger update

Athens Federal Merger Update Closed acquisition effective October 1, 2018, adding $349 million in loans and $404 million in deposits. Transaction rationale consistent with stated M&A objectives Cultural fit Strengthened funding profile Complementary markets Expanded product capabilities Financially compelling Merger Highlights Merger Economics Metric Announced Results to Date IRR > 20% On Track TBV Impact (6.8%) See table below TBV Earnback < 4 years On Track or better Cost Saves 25% On Track for 2019 Merger Charges $11.5MM $9.8MM Capital Impact (Equity and Shares) $'s in millions Total Equity Intangibles Tangible Equity Common and Preferred Shares Issued Tangible Book Value per Share, Adjusted(1) September 30, 2018 Equity $ 157,510 $ (6,219) $ 151,291 $ 13,003 $11.64 Impact of Athens to TBV $ 92,918 $ (40,271) $ 52,647 $ 5,182 $10.16 4Q18 Net Income (Loss) (708) (708) 4Q18 Common Dividends (695) (695) 4Q18 Other (Stock Comp Transactions & Change in AOCI) 5,354 442 5,796 418   December 31, 2018 Equity $ 254,379 $ (46,048) $ 208,331 $ 18,603 $11.20 Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.

Post acquisition, our capital ratios increased from the third quarter and are above regulatory guidelines. Announced $8MM share repurchase on December 21, 2018. Capital *Reconciliation provided in non-GAAP tables in the Appendix at the end of this presentation. Capital Ratios Q4-18   Q3-18   Q2-18   Q1-18   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 10.86%   10.72%   10.53%   10.35%   NA Tangible Common Equity / Tangible Assets* 10.39%   10.09%   9.89%   9.70%   NA Tier 1 Leverage Ratio 11.06%   11.02%   10.87%   10.91%   ≥ 5.00% Tier 1 Risk Based Capital Ratio 12.13%   11.49%   11.41%   11.11%   ≥ 8.00% Total Risk Based Capital Ratio 12.84%   12.62%   12.53%   12.22%   ≥ 10.00%

Based on the combination with Athens and synergies we expect to realize, our near term guidance includes the following: Pro Forma Franchise Metric Proforma Net Interest Margin 3.70% - 3.90% Efficiency Ratio Mid/Low 60’s% near term Non-Interest Income/Average Assets 0.80% - 1.10% ROAA 1.15% - 1.35% Loan/Deposit Ratio 90% – 100% Loan Growth High Single to Low Double Digits Net Charge Off Ratio <25 bps Purchase Accounting Accretion ~$1MM (2019) CDI $1.7MM (2019) Effective Tax Rate ~23%

CapStar’s strategy remains one of sound, profitable growth. Focused on Athens integration and capturing expected synergies. Focused on increasing primary bank status with more clients. Organic growth opportunities through market share takeaway. Continue to explore strategic and opportunistic M&A. Key Takeaways* *Refer to “Safe Harbor Statements” on slide 3

Appendix: Historical Financials

Historical Financials * Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.   Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2016 2015 2014 STATEMENT OF INCOME DATA  Interest Income $ 22,901 $ 13,124 $ 67,781 $ 51,515 $ 45,395 $ 40,504 $ 38,287 Interest Expense 5,184 2,606 16,088 9,651 6,932 5,731 5,871 Net Interest Income 17,716 10,518 51,692 41,863 38,463 34,773 32,416 Provision for Loan and Lease Losses 1,514 (30) 2,842 12,870 2,829 1,651 3,869 Non-Interest Income 6,387 2,736 15,459 10,908 11,084 8,884 7,419 Non-Interest Expense 23,832 8,699 53,487 33,765 33,129 30,977 28,562 Income before Income Taxes (1,244) 4,585 10,821 6,136 13,590 11,029 7,404 Income Tax Expense (535) 4,494 1,167 4,635 4,493 3,470 2,412 Net Income (708) 91 9,655 1,501 9,097 7,559 4,992 Pre-Tax Pre-Provision Net Income* 271 4,556 13,663 19,006 16,419 12,680 11,273

Historical Financials   Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2016 2015 2014 BALANCE SHEET (AT PERIOD END)  Cash & Due From Banks $ 105,443 $ 82,797 $ 80,111 $ 100,185 $ 73,934 Investment Securities 259,580 205,186 235,250 221,890 285,514 Loans Held for Sale 57,618 74,093 42,111 35,729 15,386 Gross Loans and Leases (Net of Unearned Income) 1,429,794 947,537 935,251 808,396 713,077 Total Intangibles 46,048 6,242 6,290 6,344 6,398 Total Assets 1,963,883 1,344,429 1,333,675 1,206,800 1,128,395 Deposits 1,570,008 1,119,866 1,128,722 1,038,460 981,057 Borrowings and Repurchase Agreements 126,509 70,000 55,000 48,755 34,837 Total Liabilities 1,709,504 1,197,483 1,194,468 1,098,214 1,025,744 Common Equity 245,379 137,946 130,207 92,086 86,151 Preferred Equity 9,000 9,000 9,000 16,500 16,500 Total Shareholders' Equity 254,379 146,946 139,207 108,586 102,651 Total Liabilities and Shareholders’ Equity 1,963,883 1,344,429 1,333,675 1,206,800 1,128,395

Historical Financials

	Three Months Ended December 31,		Twelve Months Ended December 31,				
(Dollars in thousands, except per share information)	2018	2017	2018	2017	2016	2015	2014
SELECTED PERFORMANCE RATIOS							
Return on Average Assets (ROAA)	(0.14%)	0.03%	0.63%	0.11%	0.72%	0.66%	0.47%
Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA) [1]	0.06%	1.36%	0.89%	1.40%	1.30%	1.11%	1.06%
Return on Average Equity (ROAE)	(1.14%)	0.25%	5.50%	1.05%	7.57%	7.08%	4.94%
Return on Average Tangible Equity (ROATE) [1]	(1.40%)	0.26%	6.05%	1.09%	7.99%	7.53%	5.30%
Return on Average Tangible Common Equity (ROATCE) [1]	(1.47%)	0.27%	6.41%	1.17%	9.16%	9.01%	6.43%
Net Interest Margin[2] (tax equivalent basis)	3.89%	3.30%	3.55%	3.25%	3.22%	3.24%	3.25%
Efficiency Ratio[3]	98.88%	65.63%	79.65%	63.98%	66.86%	70.96%	71.70%
Non-Interest Income / Average Assets	1.31%	0.82%	1.01%	0.80%	0.88%	0.78%	0.70%
Non-Interest Expense / Average Assets	4.87%	2.60%	3.50%	2.49%	2.62%	2.72%	2.68%
Loan and Lease Yield	5.49%	4.54%	5.11%	4.41%	4.33%	4.53%	4.74%
Deposit Cost	1.12%	0.78%	1.09%	0.73%	0.59%	0.56%	0.62%

(1) Reconciliation provided in non-GAAP tables in this Appendix. See also "Non-GAAP Disclaimer" on slide 2.
(2) Calculated on a tax equivalent basis
(3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

CAPSTAR FINANCIAL HOLDINGS, INC.
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Historical Financials * Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.   Three Months Ended Twelve Months Ended December 31, December 31, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2016 2015 2014 PER SHARE OUSTANDING DATA  Basic Net Earnings per Share ($0.04) $0.01 $0.73 $0.13 $0.98 $0.90 $0.59 Diluted Net Earnings per Share ($0.04) $0.01 $0.67 $0.12 $0.81 $0.73 $0.49 Book Value Per Share, Reported $13.84 $11.91 $13.84 $11.91 $11.62 $10.74 $10.17 Tangible Book Value Per Share, Reported* $11.25 $11.37 $11.25 $11.37 $11.06 $10.00 $9.41 Shares of Common Stock Outstanding at End of Period 17,724,721 11,582,026 17,724,721 11,582,026 11,204,515 8,577,051 8,471,516 CAPITAL RATIOS (AT PERIOD END)  Tier 1 Leverage Ratio 11.06% 10.77% 11.06% 10.77% 10.46% 9.33% 8.56% Common Equity Tier 1 Capital (Cet1) 11.61% 10.70% 11.61% 10.70% 10.90% 8.89% - Tier 1 Risk-Based Capital 12.13% 11.41% 12.13% 11.41% 11.61% 10.41% 10.32% Total Risk-Based Capital Ratio 12.84% 12.52% 12.84% 12.52% 12.60% 11.42% 11.54% Total Shareholders' Equity to Total Assets Ratio 12.95% 10.93% 12.95% 10.93% 10.44% 9.00% 9.10% Tangible Equity to Tangible Assets* 10.81% 10.51% 10.81% 10.51% 10.01% 8.52% 8.58%

Historical Financials   Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2016 2015 2014 NON-PERFORMING ASSETS (NPA)  Non-Performing Loans $ 2,078 $ 2,695 $ 3,619 $ 2,689 $ 7,738 Troubled Debt Restructurings 2,947 1,206 1,272 125 2,618 Other Real Estate and Repossessed Assets 988 - - 216 575 Non-Performing Assets 3,066 2,695 3,619 2,905 8,313 ASSET QUALITY RATIOS  Non-Performing Assets / Assets 0.16% 0.20% 0.27% 0.24% 0.74% Non-Performing Loans / Loans 0.15% 0.28% 0.39% 0.33% 1.09% Non-Performing Assets / Loans + OREO 0.21% 0.28% 0.39% 0.36% 1.16% Net Charge-Offs to Average Loans (Periods Annualized) 0.39% 1.09% 0.15% 0.38% 0.15% Allowance for Loan Losses to Total Loans and Leases 0.85% 1.45% 1.24% 1.25% 1.58% Allowance for Loan to Non-Performing Loans 582.8% 509.1% 321.4% 376.8% 145.8% * Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.

Historical Financials   As of December 31, (Dollars in thousands, except per share information) 2018 2017 2016 2015 2014 COMPOSITION OF LOANS HELD FOR INVESTMENT  Commercial Real Estate $ 550,446 $ 350,622 $ 302,322 $ 251,196 $ 219,793 Consumer Real Estate 253,562 102,581 97,015 93,785 77,688 Construction and Land Development 174,670 82,586 94,491 52,522 46,193 Commercial and Industrial 404,600 373,248 379,620 353,442 332,914 Consumer 25,615 6,862 5,974 8,668 7,910 Other Loans 20,902 31,638 55,829 48,782 28,578 DEPOSIT COMPOSITION  Non-Interest Bearing 289,552 301,742 197,788 190,580 157,355 Interest Checking 434,921 274,681 299,621 189,983 115,915 Savings & Money Market 497,108 367,245 447,686 437,214 484,600 Time Deposits 348,427 176,197 183,628 220,683 223,187 * Reconciliation provided in non-GAAP tables in this Appendix. See also “Non-GAAP Disclaimer” on slide 2.

Historical Financials Three Months Ended Twelve Months Ended December 31, December 31, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2016 2015 2014 REAL ESTATE - COMMERCIAL AND CONSTRUCTION CONCENTRATIONS  Construction and Development $ 174,670 $ 82,586 $ 174,670 $ 82,586 $ 94,491 $ 52,522 $ 46,193 Commercial Real Estate and Construction 608,529 382,300 608,529 382,300 282,513 198,285 172,803 Construction and Development to Total Risk Based Capital (Reg. 100%) 78.7% 52.9% 78.7% 52.9% 63.2% 45.3% 42.8% Coml. Real Estate and Const. to Total Risk Based Capital (Reg. 300%) 274.1% 244.8% 274.1% 244.8% 188.8% 170.9% 160.0% MORTGAGE METRICS  Total Origination Volume $ 90,682 $ 116,592 $ 406,751 $ 440,132 $ 522,037 $ 422,323 $ 253,099 Total Mortgage Loans Sold 84,918 113,277 407,795 462,506 523,031 407,941 245,891 Purchase Volume as a % of Originations 74% 70%  81% 77%  67% 72% 76% Mortgage Fees/Gain on Sale of Loans 1,324 1,621 5,653 6,238 7,375 5,962 4,067 Mortgage Fees/Gain on Sale as a % of Loans Sold 1.56% 1.43% 1.39% 1.35% 1.41% 1.46% 1.65% Mortgage Fees/Gain on Sale as a % of Total Revenue 5.5% 12.2% 8.4% 11.8% 14.9% 13.7% 10.2%

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2016 2015 2014 PRE-TAX PRE-PROVISION INCOME Pre-Tax Income $ (1,244) $ 4,585 $ 10,821 $ 6,136 $ 13,590 $ 11,029 $ 7,404 Add: Provision for Loan Losses 1,514 (30) 2,842 12,870 2,829 1,651 3,869 Pre-Tax Pre-Provision Income 271 4,556 13,663 19,006 16,419 12,680 11,273 PRE-TAX PRE-PROVISION RETURN ON AVERAGE ASSETS Total Average Assets $ 1,940,991 $ 1,329,621 $ 1,528,915 $ 1,357,794 $ 1,262,763 $ 1,140,760 $ 1,064,705 Pre-Tax Pre-Provision Income 271 4,556 13,663 19,006 16,419 12,680 11,273 Pre-Tax Pre-Provision Return on Average Assets 0.06% 1.36% 0.89% 1.40% 1.30% 1.11% 1.06% Non-GAAP Financial Measures

  As of December 31, (Dollars in thousands, except per share information) 2018 2017 2016 2015 2014 TANGIBLE EQUITY Total Shareholders’ Equity $ 254,379 $ 146,946 $ 139,207 $ 108,586 $ 102,651 Less: Intangible Assets 46,048 6,242 6,290 6,344 6,398 Tangible Equity 208,331 140,704 132,918 102,242 96,253 TANGIBLE COMMON EQUITY Tangible Equity $ 208,331 $ 140,704 $ 132,918 $ 102,242 $ 96,253 Less: Preferred Equity 9,000 9,000 9,000 16,500 16,500 Tangible Common Equity 199,331 131,704 123,918 85,742 79,753 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 208,331 $ 140,704 $ 132,918 $ 102,242 $ 96,253 Total Assets 1,963,883 1,344,429 1,333,675 1,206,800 1,128,395 Less: Intangible Assets 46,048 6,242 6,290 6,344 6,398 Tangible Assets 1,917,835 1,338,188 1,327,385 1,200,456 1,121,997 Tangible Equity to Tangible Assets 10.86% 10.51% 10.01% 8.52% 8.58% TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Tangible Common Equity $ 199,331 $ 131,704 $ 123,918 $ 85,742 $ 79,753 Tangible Assets 1,917,835 1,338,188 1,327,385 1,200,456 1,121,997 Tangible Common Equity to Tangible Assets 10.39% 9.84% 9.34% 7.14% 7.11% Non-GAAP Financial Measures

  Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share information) 2018 2017 2018 2017 2016 2015 2014 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholder’s Equity $ 245,811 $ 147,667 $ 175,686 $ 143,402 $ 120,123 $ 106,727  $ 101,030 Less: Average Intangible Assets 45,687 6,248 16,174 6,265 6,318 6,371 6,855 Average Tangible Equity 200,124 141,419 159,512 137,137 113,805 100,356 94,175 Net Income to Shareholders (708) 91 9,655 1,501 9,097 7,559 4,992 Return on Average Tangible Equity (ROATE) (1.40%) 0.26% 6.05% 1.09% 7.99% 7.53% 5.30% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) Average Tangible Equity $ 200,124 $ 141,419 $ 59,512 $ 137,137 $ 113,805 $ 100,356 $ 94,175 Less: Preferred Equity 9,000 9,000 9,000 9,000 14,533 16,500 16,500 Average Tangible Common Equity 191,124 132,419 150,512 128,137 99,273 83,856 77,675 Net Income to Shareholders (708) 91 9,655 1,501 9,097 7,559 4,992 Return on Average Tangible Common Equity (ROATCE) (1.47%) 0.27% 6.41% 1.17% 9.16% 9.01% 6.43% Non-GAAP Financial Measures

  As of December 31, (Dollars in thousands, except per share information) 2018 2017 2016 2015 2014 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 199,331 $ 131,704 $ 123,918 $ 85,742 $ 79,753 Shares of Common Stock Outstanding 17,724,721 11,582,026 11,204,515 8,577,051 8,471,516 Tangible Book Value Per Share, Reported $11.25 $11.37 $11.06 $10.00 $9.41 SHARES OUTSTANDING AT END OF PERIOD Shares of Common Stock Outstanding 17,724,721 11,582,026 11,204,515 8,577,051 8,471,516 Shares of Preferred Stock Outstanding 878,048 878,049 878,049 1,609,756 1,609,756 Total Shares Outstanding at End of Period 18,602,769 12,460,075 12,082,564 10,186,807 10,081,272 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 208,331 $ 140,704 $ 132,918 $ 102,242 $ 96,253 Total Shares Outstanding at End of Period 18,602,769 12,460,075 12,082,564 10,186,807 10,081,272 Tangible Book Value Per Share, Adjusted $11.20 $11.29 $11.00 $10.04 $9.55 Non-GAAP Financial Measures

Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,				
(Dollars in thousands, except per share information)	2018	2017	2018	2017	2016	2015	2014
OPERATING NET INCOME							
Net Income	$ (708)	$ 91	$ 9,655	$ 1,501	$ 9,097	$ 7,559	$ 4,992
Add: Merger-Related Expense	8,929	-	9,803	-	-	-	-
Less: Income Tax Impact	(1,985)	-	(2,213)	-	-	-	-
Less: Impact of Tax Reform		(3,562)		(3,562)			
Operating Net Income	6,236	3,653	17,245	5,063	9,097	7,559	4,992
OPERATING DILUTED NET INCOME PER SHARE							
Operating Net Income	$ 6,236	$ 3,653	$ 17,245	$ 5,063	$ 9,097	$ 7,559	$ 4,992
Average Diluted Shares Outstanding	18,716,562	12,938,288	14,480,347	12,803,511	12,803,511	11,212,026	10,425,039
Operating Diluted Net Income per Share	$ 0.33	$ 0.28	$ 1.19	$ 0.40	$ 0.71	$ 0.67	$ 0.48
OPERATING RETURN ON AVERAGE ASSETS (ROAA)							
Operating Net Income	$ 6,236	$ 3,653	$ 17,245	$ 5,063	$ 9,097	$ 7,559	$ 4,992
Total Average Assets	1,940,991	1,329,621	1,528,915	1,357,794	1,262,763	1,140,760	1,064,705
Operating Return on Average Assets (ROAA)	1.27%	1.09%	1.13%	0.37%	0.72%	0.66%	0.47%
OPERATING RETURN ON AVERAGE TANGIBLE EQUITY (ROATE)							
Average Tangible Equity	$ 200,124	$ 141,419	$ 159,512	$ 137,137	$ 113,805	$ 100,356	$ 94,175
Operating Net Income	6,236	3,653	17,245	5,063	9,097	7,559	4,992
Operating Return on Average Tangible Equity (ROATE)	12.36%	0.26%	10.81%	3.69%	7.99%	7.53%	5.30%

The operating non-GAAP amounts and ratios above have excluded the impact of the merger-related items and the impact of the Tax Cuts and Jobs Act of 2017.

CAPSTAR FINANCIAL HOLDINGS, INC. 30

Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,				
(Dollars in thousands, except per share information)	2018	2017	2018	2017	2016	2015	2014
OPERATING NON-INTEREST EXPENSE							
Non-Interest Expense	$ 23,832	$ 8,699	$ 53,487	$ 33,765	$ 33,129	$ 30,977	$ 28,562
Less: Merger-Related Expense	(8,929)	-	(9,803)	-	-	-	-
Operating Non-Interest Expense	14,903	8,699	43,684	33,765	33,129	30,977	28,562
OPERATING NON-INTEREST EXPENSE / AVERAGE ASSETS							
Operating Non-Interest Expense	$ 14,903	$ 8,699	$ 43,684	$ 33,765	$ 33,129	$ 30,977	$ 28,562
Total Average Assets	1,940,991	1,329,621	1,528,915	1,357,794	1,262,763	1,140,760	1,064,705
Operating Non-Interest Income / Average Assets	3.05%	2.60%	2.86%	2.49%	2.62%	2.72%	2.68%
OPERATING EFFICIENCY RATIO							
Operating Non-Interest Expense	$ 14,903	$ 8,699	$ 43,684	$ 33,765	$ 33,129	$ 30,977	$ 28,562
Net Interest Income	17,716	10,518	51,692	41,863	38,463	34,773	32,416
Non Interest Income	6,387	2,736	15,459	10,908	11,084	8,884	7,419
Total Revenues	24,103	13,254	67,151	52,771	49,548	43,657	39,835
Operating Efficiency Ratio	61.83%	65.63%	65.05%	63.98%	66.86%	70.96%	71.70%

The operating non-GAAP amounts and ratios above have excluded the impact of the merger-related items.

CAPSTAR FINANCIAL HOLDINGS, INC. 31

CapStar is a 2018 Greenwich CX Leader in U.S. Commercial Small Business Banking recognizing leadership in the increasingly important field of customer experience. CapStar recognized by Greenwich Associates Source: Greenwich Associates

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker President and Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters